SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by the Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        PAK MAIL CENTERS OF AMERICA, INC.
                        ---------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which the transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                        PAK MAIL CENTERS OF AMERICA, INC.
                       3033 South Parker Road, Suite 1200
                             Aurora, Colorado 80014


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 24, 1999

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the "Meeting") of Pak Mail Centers of America, Inc., a Colorado corporation (the "Company"), will be held at the offices of the Company, 3033 South Parker Road, Suite 1200, Aurora, Colorado 80014 on Thursday, June 24, 1999, at 9:00 a.m. Mountain Time, for the purpose of considering and voting upon proposals to:

     (1) Elect five directors to serve until the next Annual Meeting of Shareholders;

     (2) Approve the 1999 Incentive and Nonstatutory Employee Stock Option Plan; and

     (3) Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

Only shareholders of record at the close of business on May 14, 1999, are entitled to notice of and to vote at the Meeting and at any adjournment thereof.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All shareholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          RAYMOND S. GOSHORN, SECRETARY

Aurora, Colorado
May 25, 1999

                        PAK MAIL CENTERS OF AMERICA, INC.
                       3033 South Parker Road, Suite 1200
                             Aurora, Colorado 80014


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 24, 1999


     This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Pak Mail Centers of America, Inc. (the "Company") to be used at the Annual Meeting of
Shareholders (the "Meeting") to be held at the offices of the Company, 3033 South Parker Road, Suite 1200, Aurora, Colorado 80014 on Thursday, June 24, 1999, at 9:00 a.m. Mountain Time, and at any adjournment thereof.

     It is planned that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about May 25, 1999.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by (i) giving written notice of the revocation to the Company's corporate secretary at the Company's principal executive offices; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. The principal executive offices of the Company are located at 3033 South Parker Road, Suite 1200, Aurora, Colorado 80014. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count.


                VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

     Voting rights at the Meeting are vested in the holders of the Company's $0.001 par value common stock (the "Common Stock") with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. Only holders of record of the Common Stock at the close of business on May 14, 1999, are entitled to notice of and to vote at the Meeting or any adjournments thereof. On May 14, 1999, the Company had 3,873,747 shares of Common Stock outstanding.

     The following table sets forth as of May 14, 1999, the number of shares of the Company's outstanding Common Stock beneficially owned by each of the Company's current directors and executive officers, sets forth the number of shares of the Company's outstanding Common Stock beneficially owned by all of the Company's current directors and executive officers as a group and sets forth the number of shares of the Company's Common Stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the Company's outstanding shares of Common Stock:

  Name and Address                  Amount and Nature of
of Beneficial Holder               Beneficial Ownership(1)      Percent of Class
--------------------               -----------------------      ----------------

J. S. Corcoran                           2,405,264(2)                62.1%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

John W. Grant                                  800(3)                 (5)
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

F. Edward Gustafson                      2,925,578(2)(4)             75.5%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

John E. Kelly                                  -0-                    (5)
3033 S. Parker Road, Suite 1200
Aurora, Colorado 80014

William F. White                             2,000                    (5)
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

P. Evan Lasky                                  -0-                    (5)
3033 S. Parker Road, Suite 1200
Aurora, Colorado 80014

All directors and executive              2,930,490(2)(4)             75.7%
officers as a group (9 persons)

D.P. Kelly and Associates, L.P.            492,814                   12.7%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

Donald P. Kelly                          2,958,484(2)(4)             76.4%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

Pak Mail Investment Partnership L.P.     2,404,264                   62.1%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523


     (1) The beneficial owners listed have sole voting and investment power with respect to the shares shown unless otherwise indicated.

     (2) Includes 2,404,264 shares of Common Stock owned by Pak Mail Investment Partners, L.P. ("PMIP"). Messrs. Corcoran, Gustafson and Kelly are officers, directors and shareholders of Norcross Corporation, 701 Harger Road, Suite 190, Oak Brook, Illinois 60523, which exercises control over PMIP, and may be deemed to have the ability to vote or dispose of securities owned by PMIP. Therefore, they may be deemed to be the beneficial owners of such shares of Common Stock for the purposes of this table. However, for purposes of Rule 16a-1 adopted under the Securities Exchange Act of 1934, as amended, Messrs. Corcoran, Gustafson and Kelly disclaim beneficial ownership of the shares of Common Stock owned by PMIP, except to the extent of each of their respective pecuniary interests in PMIP.



     (3) Shares owned jointly by Mr. Grant and his wife.

     (4)  Includes  492,814  shares  of  Common  Stock  owned by D.P.  Kelly and
Associates, L.P. ("D.P. Kelly"). Messrs. Gustafson and Kelly are principals and executive officers of D.P. Kelly and may be deemed to have the ability to vote or dispose of securities owned by D.P. Kelly. Therefore, they may be deemed to be the beneficial owners of such shares of Common Stock for the purposes of this table. However, for purposes of Rule 16a-1 adopted under the Securities Exchange
Act of 1934, as amended, Messrs. Gustafson and Kelly disclaim beneficial ownership of the shares of Common Stock owned by D.P. Kelly, except to the extent of each of their respective pecuniary interest in D.P. Kelly.

     (5) Less than 1%.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The present term of office of each director will expire at the Meeting. The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of shareholders.
Each executive officer holds office until his or her successor is duly elected and qualified or until his or her resignation or death or until he or she shall be removed in the manner provided by the Company's Bylaws. The name, position with the Company, the age of each director and executive officer, and the period during which each has served are as follows:

Name and Position                      Director or        Principal Occupation
in the Company                 Age     Officer Since      During the Last Five Years
--------------                 ---     -------------      --------------------------

John E. Kelly                  59      September, 1989    Executive officer of the Company since
(President, Chief Executive                               September, 1989.
Officer and Director)

P. Evan Lasky                  57      March, 1988        Executive officer of the Company since
(Executive Vice President                                 March, 1988.
and Chief Operating Officer)

Raymond S. Goshorn             40      December, 1988     Executive officer of the Company since
(Chief Financial Officer,                                 December, 1988.
Treasurer, Secretary)

Tonya D. Sarina                37      December, 1996     Executive officer of the Company since
(Vice President of Sales                                  December 1996; marketing manager of the
and Marketing)                                            Company from March, 1991 through
                                                          November, 1996.
                                       3

Name and Position                      Director or        Principal Occupation
in the Company                 Age     Officer Since      During the Last Five Years
--------------                 ---     -------------      --------------------------

Alex Zai                       39      May, 1996          Executive officer of the Company since
(Vice President of                                        May, 1996; director of store operations
Store Operations)                                         of the Company since April, 1994.

J. S. Corcoran                 56      September, 1989    Self-employed as a business consultant
(Director)                                                since October, 1996. Executive officer
                                                          of D.P. Kelly & Associates L.P., a firm
                                                          offering management services, from
                                                          November, 1988 to January, 1997;
                                                          executive officer of Viskase Companies,
                                                          Inc., a manufacturer of food packaging,
                                                          from June, 1989 to March, 1996.

John W. Grant                  74      September, 1989    Retired since September, 1987.
(Director)

F. Edward Gustafson            57      September, 1989    Executive officer of D.P. Kelly &
(Director)                                                Associates L.P., a firm offering
                                                          management services, since November,
                                                          1988; executive officer of Viskase
                                                          Companies, Inc., a manufacturer of food
                                                          packaging, since June, 1989; director of
                                                          Viskase Companies, Inc. since December,
                                                          1993; executive officer of Viskase
                                                          Corporation, a wholly-owned subsidiary
                                                          of Viskase Companies, since June, 1999,
                                                          and between February, 1990 and August,
                                                          1993.

William F. White               68      September, 1989    Executive officer of Whitnell & Co., an
(Director)                                                investment advisory firm, since January,
                                                          1988; executive officer of Donegal,
                                                          Inc., an investment management firm,
                                                          since January, 1991.

                                       4

     The Company's Board of Directors held two meetings during the Company's last fiscal year ended November 30, 1998, both of which were actual meetings at which four of the five directors were present in person or by telephone. Each of the directors attended at least 75% of the Board of Directors meetings except for J. S. Corcoran who did not attend either of the meetings. The Board of Directors has no standing nominating or compensation committees or committees performing similar functions.

     The Company has an audit committee. John W. Grant and William F. White are the members of the audit committee. The audit committee recommends to the Board of Directors the engagement of independent accountants, reviews with the accountants the audit and reviews the Company's internal financial controls and auditing. The audit committee held one meeting during the last fiscal year ended November 30, 1998 at which both members were present.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of Form 3, 4 and 5 and amendments thereto furnished to the Company during and for the Company's fiscal year ended November 30, 1998, there were no directors, officers or more than 10% shareholders of the Company that failed to timely file a Form 3, Form 4 or Form 5, other than Donald
P. Kelly, who failed to file a Form 3 and a Form 4 for two transactions, J. S. Corcoran, who failed to file a Form 4 for one transaction, F. Edward Gustafson, who failed to file a Form 4 for three transactions, and Pak Mail Investment Partners, L.P., which failed to file a Form 4 for one transaction.

                           RELATED PARTY TRANSACTIONS

     PMIP owns a controlling interest in the Company through its ownership of 2,404,264 shares of the Company's Common Stock, representing approximately 62.1% of the outstanding Common Stock of the Company. PMIP's stock ownership in the Company includes 604,264 shares of Common Stock that PMIP purchased on April 6, 1999 for $60,426.40 by exercising all of its outstanding warrants that were issued to PMIP in connection with the issuance of the Series C Preferred Stock of the Company as described below.

     In December 1997, the Company paid in full two outstanding promissory notes with an original principal balance of $50,000 each to D.P. Kelly, an affiliate and limited partner of PMIP. The promissory notes were made on February 14, 1996. In February 1998, D.P. Kelly became the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock.

     In February 1998, effective November 30, 1997, PMIP and D.P. Kelly relinquished any rights to dividends in the respective amounts of $604,264 and $280,000 on the shares of Series A Preferred Stock and Series B Preferred Stock they owned in the Company in exchange for shares of Series C Preferred Stock with the same aggregate liquidation preferences as the Series A Preferred Stock and Series B Preferred Stock they previously owned. In addition, as a part of the exchange, PMIP and D.P. Kelly received warrants to purchase 604,264 shares of the Company's Common Stock and warrants to purchase 280,000 shares of the Company's Common Stock, respectively, that were exercisable until November 30, 2007 at an exercise price of $0.10 per share. Both PMIP and D. P. Kelly exercised all of their outstanding warrants on April 6, 1999.

     The Series A Preferred Stock and Series B Preferred Stock had cumulative dividends of $80 per year on each share of Series A Preferred Stock; provided that, no dividends were payable on the Series A Preferred Stock or Series B Preferred Stock until the Company's net income from and after December 1, 1993, exceeded the product of $200,000 multiplied by the number of years elapsed from December 1, 1993, through the last day of the fiscal year next proceeding the dividend due date with respect to such year. The Series C Preferred Stock has cumulative dividends at the rate of $60 per twelve month period commencing December 1, 1997, on each share of Series C Preferred Stock. Cash dividends on the outstanding shares of Series C Preferred Stock are payable on each March 31, commencing March 31, 1999.

     Due to the restrictions on paying dividends on the Series A Preferred Stock and Series B Preferred Stock as described in the preceding paragraph, the accumulated dividends on the Series A Preferred Stock and Series B Preferred Stock would continue to increase from year to year. As a result, the Board of Directors of the Company believed that the continual accumulation of unpaid dividends would possibly diminish the value of the outstanding Common Stock of the Company. Further, the Board of Directors believed that the holders of the Series A Preferred Stock and Series B Preferred Stock were entitled to receive a return on their investment. The exchange of the Series A Preferred Stock and Series B Preferred Stock for Series C Preferred Stock eliminates the increase in obligations created by the accumulation of dividends on the Series A Preferred Stock and Series B Preferred Stock and provides a potential return for the holders thereof.

     The Series C Preferred Stock has no voting rights except that, without the affirmative vote or consent of the holders of at least a majority of all outstanding shares of Series C Preferred Stock, the Company may not amend its Articles of Incorporation or Bylaws so as to adversely affect the powers, preferences or special rights of the Series C Preferred Stock, the Company may not authorize, or increase the authorized amount of, any class or series of stock, or any equity security convertible into stock of such class or series, ranking senior to the Series C Preferred Stock in respect of the payment of dividends or upon liquidation, dilution or winding up, and the Company may not consummate any reclassification of the Series C Preferred Stock. The Series C Preferred Stock is also entitled to vote on any matter in which the holders thereof are required by Colorado law to have a vote and on any other matter with respect to which the Company's Board of Directors shall direct.

     Further, the affirmative vote or consent of the holders of the majority of the outstanding shares of Series C Preferred Stock, voting or consenting separately as a series, is required to approve any merger or consolidation of the Company with or into any other corporation or entity, any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company and any issuance of shares of Common Stock of the Company that would cause the ownership of the outstanding shares of Common Stock by the holders of shares of Series C Preferred Stock to be less than 51% of the outstanding Common Stock of the Company.

     The Series A Preferred Stock and Series B Preferred Stock had similar voting rights to the Series C Preferred Stock except that the Series A Preferred Stock and Series B Preferred Stock were only entitled to be voted on a merger or consolidation if the terms of the merger or consolidation did not provide that the terms of the Series A Preferred Stock and Series B Preferred Stock remained unchanged and on a parity with or senior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up except as to any such class or series of preferred stock of the Company ranking senior to the Series A Preferred Stock and Series B Preferred Stock either as to dividends or upon liquidation, dissolution or winding up that was created prior to the merger or consolidation.

                             EXECUTIVE COMPENSATION

     The following table shows all cash compensation paid by the Company for services rendered during the fiscal years ended November 30, 1998, November 30, 1997 and November 30, 1996 to John E. Kelly and P. Evan Lasky (there were no other executive officers of the Company whose annual salary and bonus exceeded $100,000).

                           Summary Compensation Table

     Name and                                      Annual Compensation
     Principal Position      Fiscal Year         Salary            Bonus
     ------------------      -----------         ------            -----

     John E. Kelly             1998            $ 138,000        $47,472(1)
     President and Chief       1997            $ 131,040        $44,554(1)
     Executive Officer         1996            $ 126,000        $16,630(1)

     P. Evan Lasky             1998            $  96,000        $28,205(1)
     Executive Vice            1997            $  91,000        $21,840(1)
     President and Chief       1996            $  86,000        $11,000(1)
     Operating Officer




     (1) Bonus was earned in the fiscal year indicated, although it may have been paid in the following fiscal year.

     No options to purchase the Company's Common Stock were granted to or exercised by John E. Kelly or P. Evan Lasky during the Company's fiscal year ended November 30, 1998, and neither John E. Kelly or P. Evan Lasky owned any options to purchase shares of the Company's Common Stock at November 30, 1998.

     Members of the Board of Directors, other than members who are also officers of the Company, are entitled to receive a fee of $2,000 per year and $250 for each attended meeting of the Board of Directors. During the fiscal year ended November 30, 1998, the Company paid $2,000 to Mr. Grant and $2,000 to Mr. White for service as a director. Other than the payments to Mr. Grant and Mr. White, the Company has not paid any directors' fees.

                         ACTIONS TO BE TAKEN AT MEETING

     The Meeting is called by the Board of Directors of the Company to consider and act upon the following matters:

     (1)  The election of five directors of the Company;

     (2) Approve the 1999 Incentive and Nonstatutory Employee Stock Option Plan; and

     (3) Such other matters as may properly come before the Meeting or any adjournment(s) thereof.

     The holders of one-third of the outstanding shares of Common Stock of the Company, present at the Meeting in person or represented by proxy, shall constitute a quorum. If a quorum is present, directors are elected by a plurality of the vote, i.e., that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, will be elected to the Board of Directors. As to the proposal to approve the 1999 Incentive and Nonstatutory Employee Stock Option Plan and as to all other matters voted on at the Meeting, action on a matter is approved by a voting group if a quorum is present and if the votes cast by the voting group favoring the action exceed the votes cast by the voting group opposing the action. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors. Abstentions and broker nonvotes on proposals other than the election of directors, if any, will be counted as present for purposes of the proposal and will have the effect of a vote against the proposal to approve the 1999 Incentive and Nonstatutory Employee Stock Option Plan.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

     The number of directors on the Company's Board of Directors has been established by the Bylaws of the Company and by resolution of the Board of Directors as five directors.

     The persons named in the enclosed form of Proxy will vote the shares represented by Proxies received by them for the election of the five nominees for director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxies will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion or the Board of Directors may reduce the number of directors to be elected. If elected, Messrs.
J. S. Corcoran, John W. Grant, F. Edward Gustafson, John E. Kelly and William F. White will hold office until the annual meeting of shareholders to be held in 2000, until their successors are duly elected or appointed or until their earlier death, resignation or removal. The nominees for director, each of whom has consented to serve if elected, are as follows:


                         Director             Principal Occupation
Name of Nominee           Since        Age    For Last Five Years
---------------           -----        ---    -------------------

J. S. Corcoran            1989         56     Self-employed as a business
                                              consultant since October, 1996;
                                              executive officer of D. P. Kelly &
                                              Associates L.P., a firm offering
                                              management services, from
                                              November, 1988 to January, 1997;
                                              executive officer of Viskase
                                              Companies, a manufacturer of food
                                              packaging, from June, 1989 to
                                              March 1996.

John W. Grant             1989         74     Retired since September, 1987.

F. Edward Gustafson       1989         57     Executive officer of D. P. Kelly &
                                              Associates L.P., a firm offering
                                              management services, since
                                              November, 1988; executive officer
                                              of Viskase Companies, a
                                              manufacturer of food packaging
                                              since June, 1989; director of
                                              Viskase Companies since December,
                                              1993; executive officer of Viskase
                                              Corporation, a wholly-owned
                                              subsidiary of Viskase Companies,
                                              since June, 1999 and between
                                              February, 1990 and August, 1993.

John E. Kelly             1989         59     Executive officer of the Company
                                              since September, 1989.

William F. White          1989         68     Executive officer of Whitnell &
                                              Co., an investment advisory firm,
                                              since January, 1988; executive
                                              officer of Donegal, Inc., an
                                              investment management firm, since
                                              January, 1991.

      THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES.


                               PROPOSAL NUMBER TWO

                       APPROVAL OF THE 1999 INCENTIVE AND
                     NONSTATUTORY EMPLOYEE STOCK OPTION PLAN

     Summary. During the current fiscal year ending November 30, 1999, the Company has adopted, subject to shareholder approval on or before December 31, 1999, the 1999 Incentive and Nonstatutory Employee Stock Option Plan ("1999 Plan"), in order to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and non-employee directors of the Company and to promote the success of the Company's business. Options under the 1999 Plan may be either nonstatutory stock options ("Nonstatutory Options") or incentive stock options ("Incentive Options"). A copy of the 1999 Plan is attached to this Proxy Statement as Exhibit A. The following is a brief summary of the 1999 Plan, which is qualified in its entirety by reference to Exhibit A.

     Amount of Common Stock Subject to Options Under the 1999 Plan. The 1999 Plan authorizes the granting of options to employees and non-employee directors of the Company to purchase an aggregate of 400,000 shares of the Company's Common Stock subject to adjustment for any stock dividends, stock splits, reverse stock splits, combinations, recapitalizations, reclassifications or any other similar changes which may be required in order to prevent dilution. No options may be granted after December 31, 2008, and the fair value of options granted to each optionee cannot exceed $100,000 per year. Any option which is not exercised prior to expiration or which otherwise terminates will thereafter be available for further grant under the 1999 Plan. No Nonstatutory Options or Incentive Options were outstanding as of November 30, 1998. Options granted under the 1999 Plan are nonassignable.

     Participants. Under the 1999 Plan, Incentive Options may only be granted to employees, including officers of the Company whether or not they are directors of the Company, but excluding J.S. Corcoran, F. Edward Gustafson and Donald P. Kelly, and Nonstatutory Options may be granted to non-employee directors. As of May 21, 1999, the Company had approximately 20 employees and 4 non-employee directors.

     Administration of the 1999 Plan. The 1999 Plan may be administered by the Board of Directors or by a committee appointed by the Board of Directors consisting of not fewer than two non-employee members of the Board of Directors (the "Committee"). Subject to the conditions set forth in the 1999 Plan, the Board of Directors or the Committee has full and final authority to determine the number of shares to be represented by each option, the individuals to whom and the time or times at which such options shall be granted and be exercisable, their exercise prices and the terms and provisions of the respective agreements to be entered into at the time of grant, which may vary. The 1999 Plan is intended to be flexible, and a significant amount of discretion is vested in the Board of Directors or the Committee with respect to all aspects of the options to be granted under the 1999 Plan.

     Exercise Price. The exercise price of each Incentive Option granted under the 1999 Plan shall be determined by the Board of Directors or the Committee and shall in no event be less than 100% (or 110% in the case of a person who owns directly or indirectly more than 10% of the Company's Common Stock) of the fair market value of the shares on the date of grant. The exercise price of each Nonstatutory Option granted under the 1999 Plan shall be determined by the Board of Directors or the Committee. The Closing Price of the Common Stock on May 14, 1999 was $.75 per share.

     Term of the 1999 Plan and Options. Options may be granted under the 1999 Plan during its 10 year term, which commenced on January 1, 1999. Options may be granted for a term of up to 10 years (five years in the case of Incentive Options granted to a person who owns directly or indirectly more than 10% of the Company's outstanding Common Stock), which may extend beyond the term of the 1999 Plan.

     Exercise of Options. Each option shall become exercisable with respect to one-third of the number of shares of Common Stock subject to that particular option upon the first annual anniversary of the date of grant and with respect to an additional one-third of the number of shares of Common Stock granted on each of the second and third annual anniversaries of the date of grant. Upon a change of control of the Company, each option granted under the 1999 Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation. The terms governing the exercise of options granted under the 1999 Plan shall be determined by the Board of Directors or the Committee, which may limit the number of options exercisable in any period. Options may be exercisable in whole or in part, although no partial exercise of an option shall be for an aggregate exercise price of less than $1,000. Payment of the exercise price upon exercise of an option may be made in any combination of cash and shares of Common Stock, including the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price of additional options (unless the Board of Directors or the Committee provides otherwise). Where payment is made in Common Stock, such Common Stock shall be valued for such purpose at the fair market value of such shares on the date of exercise. In no event shall an option granted under the 1999 Plan be exercisable prior to the date of shareholder approval of the 1999 Plan.

     Termination of Relationship. Except as the Board of Directors or the Committee may expressly determine otherwise, if the holder of an option ceases to be employed by or to have another qualifying relationship (such as that of director) with the Company other than by reason of the holder's death, retirement, long-term disability or cause, all options granted to such holder under the 1999 Plan shall terminate immediately, except for options which were exercisable on the date of such termination of relationship, which options shall terminate 60 days after the date of such termination of relationship, unless such options specify by their terms an earlier expiration or termination date. In the event of the death, retirement or long-term disability of the holder of an option, options may be exercised to the extent that the holder might have exercised the options on the date of death, retirement or long-term disability for a period of up to 12 months following the date of death, retirement or long-term disability, unless by their terms the options expire before the end of such 12 month period. In the event of the termination of an optionee's employment or other relationship for cause, all outstanding options granted to such optionee shall expire at the commencement of business on the date of such termination, except that no optionee shall be deemed to have been terminated for cause during the two year period following any "change of control" of the Company, as defined in the 1999 Plan.

     Amendment and Termination of the 1999 Plan. The Board of Directors may at any time and from time to time amend or terminate the 1999 Plan, but may not, without the approval of the shareholders of the Company representing a majority of the voting power present at a shareholders' meeting or represented and entitled to vote thereon, or by unanimous written consent of the shareholders,
(i) increase the maximum number of shares of Common Stock subject to options which may be granted under the 1999 Plan, other than in connection with an equitable adjustment, (ii) change the class of employees eligible for Incentive Options, or (iii) make any material amendment under the 1999 Plan that must be approved by the Company's shareholders for the Board of Directors to be able to grant Incentive Options under the 1999 Plan. No amendment or termination of the 1999 Plan by the Board of Directors may alter or impair any of the rights under any option granted under the 1999 Plan without the holder's written consent.

     Grant of Options Under the 1999 Plan. Effective January 1, 1999, the Company granted Incentive Options under the 1999 Plan to 19 employees to purchase an aggregate of 172,227 shares of the Company's Common Stock. The Exercise Price for each of these Incentive Options is $.75 per share and may be exercised through January 1, 2009. As of May 21, 1999, no options granted under the 1999 Plan were exercisable.

     The following table shows all options granted by the Board of Directors of the Company as of May 21, 1999 under the 1999 Plan to John E. Kelly, P. Evan Lasky, all executive officers of the Company as a group, and all non-executive officer employees of the Company as a group:

                                NEW PLAN BENEFITS

         Name and Position                              Number of Units
         -----------------                              ---------------

         John E. Kelly                                       30,000
         (President, Chief Executive
         Officer and Director)

         P. Evan Lasky                                       22,000
         (Executive Vice President and
         Chief Operating Officer)

         Executive Group                                     97,000

         Non-Executive Officer                               75,227
            Employee Group




Certain Federal Income Tax Consequences.
----------------------------------------

     Incentive Options. The Company believes that with respect to Incentive Options granted under the 1999 Plan, no income generally will be recognized by an optionee for federal income tax purposes at the time such an option is granted or at the time it is exercised. If the optionee makes no disposition of the shares so received within two years from the date the Incentive Option was granted and one year from the receipt of the shares pursuant to the exercise of the Incentive Option, the optionee will generally recognize long term capital gain or loss upon disposition of the shares.

     If the optionee disposes of shares acquired by exercise of an Incentive Option before the expiration of the applicable holding period, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition generally to the extent that the lesser of the fair market value of the shares on the date the option was exercised or the fair market value at the time of such disposition exceeds the exercise price. Any amount realized upon such a disposition in excess of the fair market value of the shares on the date of exercise generally will be treated as long term or short term capital gain, depending on the holding period of the shares. A disqualifying disposition will include the use of shares acquired upon exercise of an Incentive Option in satisfaction of the exercise price of another option prior to the satisfaction of the applicable holding period.

     The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Option. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for federal income tax purposes equal to the amount taxable to the optionee as ordinary income in connection with such disqualifying disposition (assuming that such amount constitutes reasonable compensation).

     Nonstatutory Options. The Company believes that the grant of a Nonstatutory Option under the 1999 Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction for federal income tax purposes (assuming that such compensation is reasonable), in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Gain or loss on the subsequent sale of shares received on exercise of a Nonstatutory Option generally will be long term or short term capital gain or loss, depending on the holding period of the shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE 1999 INCENTIVE AND NONSTATUTORY EMPLOYEE STOCK OPTION PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's principal independent public accountants for the fiscal year ended November 30, 1998, were Erhardt, Keefe, Steiner & Hottman, P.C. The Board of Directors has not met to select the principal independent public accountants for the fiscal year ended November 30, 1999, although it is anticipated that Erhardt, Keefe, Steiner & Hottman, P.C. will be selected as the Company's principal independent public accountants for the fiscal year ended November 30, 1999. Representatives of Erhardt, Keefe, Steiner & Hottman, P.C. are expected to be present at the Meeting, have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                       1998 ANNUAL REPORT TO SHAREHOLDERS

     Included with this Proxy Statement is the Company's 1998 Annual Report to Shareholders which contains the Company's Annual Report on Form 10-KSB and the Amendment to the Company's Annual Report on Form 10-KSB/A for the fiscal year ended November 30, 1998. The Company will provide, without charge, to each person solicited upon written request, an additional copy of the Company's Annual Report on Form 10-KSB and Form 10-KSB/A for the fiscal year ended November 30, 1998 as required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. For additional copies please write to Mr. Raymond Goshorn, Secretary of the Company, at 3033 South Parker Road, Suite 1200, Aurora, Colorado 80014.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next annual meeting of the Company's shareholders must be received by the Company by January 20, 2000 to be considered for inclusion in the proxy statement and form of proxy relating to the next annual meeting.

     Effective  June  29,  1998,  the  United  States  Securities  and  Exchange
Commission adopted new rules relating to shareholder proposals which shareholders do not request be included in the Company's proxy statement to be used in connection with the Company's Annual Meeting of Shareholders. Under these new rules, proxies that confer discretionary authority will not be able to be voted on a shareholder proposal to be presented at the Annual Meeting of Shareholders if the shareholder provides the Company with advance written notice of the shareholder's proposal on a date in the current year that is at least 45 days prior to the date the prior year's proxy materials were mailed to the Company's shareholders. If a shareholder fails to so notify the Company, proxies that confer discretionary authority will be able to be voted when the proposal is presented at the Annual Meeting of Shareholders.

     In  accordance  with the new  rules,  proxies  which  confer  discretionary authority will be able to be voted on shareholder proposals that the shareholders do not request be included in the Company's proxy statement but plan to present at the Company's next Annual Meeting of Shareholders unless the Company receives notice of the proposals by no later than April 4, 2000.

                             SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

     The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein. If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      RAYMOND S. GOSHORN, SECRETARY

Aurora, Colorado
May 25, 1999

                                                                       EXHIBIT A
                                                                       ---------

                        PAK MAIL CENTERS OF AMERICA, INC.

                         1999 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this 1999 Incentive and Nonstatutory Employee Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Non-Employee Directors and to promote the success of the Company's business. Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonstatutor stock options," at the discretion of the Board and as reflected in the terms of the written stock option agreement.

     2. Definitions. As used herein, the following definitions shall apply:

          A. "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company if no Committee is appointed.

          B. "Cause," when used in connection with the termination of an Optionee's employment with or relationship as a director of the Company, shall mean the termination of the Optionee's employment by or relationship as a director of the Company on account of (i) the willful and continued failure by the Optionee substantially to perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Optionee in gross misconduct which could reasonably be expected to be materially and demonstrably injurious to the Company. For purposes of this Section 2.B, no act, or failure to act, on an Optionee's part shall be considered "willful" unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that his action or omission was in the best interests of the Company.

          C. "Change of Control" shall mean any of the following:

               (1) Any Person (an "Acquiring Person") becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) ("Beneficial Owner"), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, other than beneficial ownership by an Optionee, the Company, any employee benefit plan of the Company or any person or entity organized, appointed or established pursuant to the terms of any such benefit plan;

               (2) The Company's stockholders approve an agreement to merge or consolidate the Company with another corporation, or an agreement providing for the sale of substantially all of the assets of the Company to one or more corporations, in any case other than with or to a corporation 50% or more of which is controlled by, or is under common control with, the Company; or

               (3) During any two-year period, individuals who at the date on which the period commences constitute a majority of the Board of Directors cease to constitute a majority thereof for any reason;
          provided, however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of, at least a majority of the directors who were directors at the beginning of such period (either actually or by prior operation of this provision), other than any director who is so approved in connection with any actual or threatened contest for election to positions on the Board of Directors.

The Committee may, in its absolute discretion, define the term "Change of Control" to mean, with respect to any Incentive Stock Option, the occurrence of other events in addition to those described in clauses (1) - (3) of this Section 2.C.

          D. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          E. "Common Stock" shall mean the $0.001 par value common stock of the Company.

          F. "Company" shall mean Pak Mail Centers of America, Inc., a Colorado corporation.

          G. "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (A) of Section 4 of the Plan, if one is appointed, or the Board if no committee is appointed.

          H. "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          I. "Disability" shall mean a condition entitling an Optionee to benefits under the long-term disability policy maintained by the Company and applicable to him.

          J. "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          K. "Incentive Stock Option" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Employee granted an Incentive Stock Option under the Plan.

          L. "Non-Employee Director" shall mean a director who:

               (1) Is not currently an officer (as defined in Section 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Company or a Parent or Subsidiary of the Company, or otherwise currently employed by the Company or a Parent or Subsidiary of the Company;

               (2) Does not receive compensation, either directly or indirectly, from the Company or a Parent or Subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission; and

               (3) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

          M. "Nonstatutory Stock Option" shall mean an Option granted under this Plan which does not qualify as an Incentive Stock Option.

          N. "Option" shall mean an Incentive Stock Option, a Nonstatutory Stock
     Option  or  both  as  identified  in  a  written  Stock  Option   Agreement
     representing such stock option granted pursuant to the Plan.

          O. "Optioned Stock" shall mean the Common Stock subject to an Option.

          P. "Optionee" shall mean an Employee or Non-Employee Director who is granted an Option.

          Q. "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          R. "Person" shall mean a "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

          S. "Plan" shall mean this 1999 Incentive and Nonstatutory Employee Stock Option Plan.

          T. "Retirement" shall mean the termination of the Optionee's employment with or relationship as a director of the Company on or after
     (i) the first date on which the Optionee has both attained age 55 and completed 5 years of service with the Company or (ii) the date on which the Optionee attains age 65.

          U. "Share" shall mean a share of the Common Stock of the Company, as adjusted in accordance with Section 12 of the Plan.

          V. "Stock Option Agreement" shall mean the agreement to be entered into between the Company and each Optionee which shall set forth the terms and conditions of each Option granted to each Optionee, including the number of Shares underlying such Option and the exercise price of each Option granted to such Optionee under such agreement.

          W. "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 400,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of the Plan.

          A. Procedure. The Plan shall be administered by the Board or a Committee appointed by the Board consisting of two or more Non-Employee Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.

               (1) Once appointed, the Committee shall continue to serve until otherwise directed by the Board (which for purposes of this paragraph
          (A)(1) of this Section 4 shall be the Board of Directors of the Company). From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

               (2) Members of the Board who are granted, or have been granted, Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan.

          B. Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:

               (1) To grant Incentive Stock Options, in accordance with Section 422 of the Code, and Nonstatutory Stock Options or both as provided and identified in a separate written Stock Option Agreement to each Optionee granted such Option or Options under the Plan; provided, however, that in no event shall an Incentive Stock Option and a Nonstatutory Stock Option granted to any Optionee under a single Stock Option Agreement be subject to a "tandem" exercise arrangement such that the exercise of one such Option affects the Optionee's right to exercise the other Option granted under such Stock Option Agreement;

               (2) To determine, upon review of relevant information and in accordance with Section 9 of the Plan, the Fair Market Value of the Common Stock;

               (3) To determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with
          Section 8 of the Plan;

               (4) To determine the Employees or Non-Employee Directors to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

               (5) To interpret the Plan;

               (6) To prescribe, amend and rescind rules and regulations relating to the Plan;

               (7) To determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

               (8) To accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 7 of the Plan;

               (9) To  authorize  any person to execute on behalf of the Company
          any  instrument   required  to  effectuate  the  grant  of  an  Option
          previously granted by the Board; and

               (10) To make all other determinations deemed necessary or advisable for the administration of the Plan.

          C. Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other permissible holders of any Options granted under the Plan.

     5. Eligibility.

          A. Persons Eligible. The persons who shall be eligible to receive Incentive Stock Options pursuant to the Plan shall be such Employees of the Company who are largely responsible for the management, growth and protection of the business of the Company (including without limitation Employee officers of the Company, whether or not they are directors of the Company, but excluding J.S. Corcoran, F. Edward Gustafson, and Donald P. Kelly) as the Committee shall select from time to time. Non-Employee Directors shall be eligible to participate in the Plan in accordance with
     Section 8.

          B. No Effect on Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or other relationship with the Company nor shall it interfere in any way with his right or the Company's right to terminate his employment or other relationship at any time.

     6. Term of Plan. The Plan became effective on January 1, 1999. It shall continue in effect until December 31, 2008, unless sooner terminated under
Section 14 of the Plan.

     7. Term of Option. The term of each Option shall be 10 years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, if the Option is an Incentive Stock Option, the term of the Option shall be five years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

     8. Options. The Committee may grant Options pursuant to the Plan to Optionees, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

          A. Identification of Options. All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Nonstatutory Stock Options.

          B. Exercise Price. The exercise price of any Nonstatutory Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Nonstatutory Stock Option is granted; provided, that such price may not be less than the minimum price required by law. The exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

          C. Term and Exercise of Options.

               (1) Each Option shall become exercisable with respect to one-third of the number of shares of Common Stock subject to such Option upon the first anniversary of the date on which such Option is granted and with respect to an additional one-third of the number of shares of Common Stock subject thereto on each subsequent anniversary of such date. Subject to the immediately preceding sentence, each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Stock Option Agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Option.

               (2) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

               (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Chief Financial Officer, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Optionee. The Optionee may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (a) in cash, by certified check, bank cashier's check or wire transfer or (b) subject to the approval of the Committee, in shares of Common Stock owned by the Optionee and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Chief Financial Officer of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Chief Financial Officer of the Company shall require from time to time.

               (4) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Optionee and delivered to the Optionee as soon as practicable following the effective date on which the Option is exercised.

          D. Limitations on Grant of Incentive Stock Options.

               (1) The aggregate Fair Market Value of shares of Common Stock with respect to which "Incentive Stock Options" (within the meaning of Section 422 of the Code) are exercisable for the first time by an Optionee during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of the Company as such term is defined in Section 425 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Optionee shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be Nonstatutory Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Nonstatutory Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

               (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its "subsidiaries" (within the meaning of Section 425 of the Code), unless the per share exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted.

          E. Effect of Termination of Employment.

               (1) In the event that the Optionee's employment with the Company or relationship as a director shall terminate for any reason other than Disability, Retirement, Cause or death (i) Options granted to such Optionee, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the sixtieth (60th) day following such termination, on which date they shall expire, and
          (ii) Options granted to such Optionee, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

               (2) In the event that the Optionee's employment with the Company or relationship as a director shall terminate on account of the Disability, Retirement or death of the Optionee, such Optionee shall be entitled to exercise, at any time or from time to time until the first anniversary of such termination, Options granted to him hereunder to the extent that such Options were exercisable at the time of such termination or would have become exercisable had his employment or other relationship continued until the first anniversary of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

               (3) In the event of the termination of a Optionee's employment or other relationship for Cause, all outstanding Options granted to such Optionee shall expire at the commencement of business on the date of such termination; provided, however, that no Optionee shall be deemed to have been terminated for Cause during the two year period following any Change of Control.

               (4) In addition to any other acceleration of exercisability provided under this Plan, an Option shall be deemed to be exercisable on the date of the termination of the employment or other relationship of an Optionee with the Company to the extent that the Committee so provides in writing, provided that such acceleration occurs prior to the first anniversary of such termination of employment or other relationship.

          F. Consequences Upon Change of Control. Upon the occurrence of a Change of Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan. Options that are granted at such time as there is a pre-existing Acquiring Person shall not be fully and immediately exercisable pursuant to the preceding sentence unless and until there occurs a later Change of Control (including without limitation the existence of a new Acquiring Person).

     9. Fair Market Value. The fair market value per Share on the date of grant shall be determined as follows ("Fair Market Value"):

          A. If the Common Stock is listed on the New York Stock Exchange, the American Stock Exchange or such other securities exchange designated by the Board, or admitted to unlisted trading privileges on any such exchange, or if the Common Stock is quoted on a National Association of Securities Dealers, Inc. system that reports closing prices, the Fair Market Value shall be the closing price of the Common Stock as reported by such exchange or system on the day the Fair Market Value is to be determined, or if no such price is reported for such day, then the determination of such closing price shall be as of the last immediately preceding day on which the closing price is so reported;

          B. If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, the Fair Market Value shall be the average of the last reported highest bid and the lowest asked prices quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or, if not so quoted, then by the National Quotation Bureau, Inc. on the day the Fair Market Value is determined; or

          C. If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, and bid and asked prices are not reported, the Fair Market Value shall be determined in such reasonable manner as may be prescribed by the Board.

     10. Exercise of Option. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     11. Nontransferability of Options. Unless permitted by the Code, in the case of an Incentive Stock Option, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company other than in connection with a Change in Control, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the survivor, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation, subject to the provisions of Section 8.F above.

     13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant. Within a reasonable time after the date of the grant of an Option, the Company shall enter into and deliver to each Optionee a written Stock Option Agreement as provided in Sections 2.V and 17 hereof, setting forth the terms and conditions of such Option and separately identifying the portion of the Option which is an Incentive Stock Option and/or the portion of such Option which is a Nonstatutory Stock Option.

     14. Amendment and Termination of the Plan.

          A. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 18 of the Plan:

               (1) An increase in the number of Shares subject to the Plan above 400,000 Shares, other than in connection with an adjustment under
          Section 12 of the Plan;

               (2) Any change in the designation of the class of Employees eligible to be granted Incentive Stock Options; or

               (3) Any material amendment under the Plan that would have to be approved by the shareholders of the Company for the Board to continue to be able to grant Incentive Stock Options under the Plan.

          B. Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

     As a condition to the existence of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other representations and warranties which in the opinion of legal counsel for the Company, are necessary or appropriate to establish an exemption from the registration requirements under applicable federal and state securities laws with respect to the acquisition of such Shares.

     16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's legal counsel to be necessary for the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability relating to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. Stock Option Agreement. Each Option granted to an Optionee shall be evidenced by a written Stock Option Agreement in such form as the Board shall approve.

     18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company on or before December 31, 1999. Such shareholder approval and any shareholder approval required under Section 14 of the Plan, may be obtained at a duly held shareholders meeting by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Company, who are present or represented and entitled to vote thereon, or by unanimous written consent of the shareholders in accordance with the provisions of the Colorado Business Corporation Act.

     19. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

     20. Gender. As used herein, the masculine, feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

     21. CHOICE OF LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS PLAN AND THE INSTRUMENTS EVIDENCING OPTIONS WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF COLORADO.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan on February 8, 1999.

                                            PAK MAIL CENTERS OF AMERICA, INC.,
                                            a Colorado corporation



                                            By: /s/ John E. Kelly
                                               ---------------------------------
                                               John E. Kelly, President

                                      PROXY

                        PAK MAIL CENTERS OF AMERICA, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 24, 1999

     The undersigned hereby constitutes and appoints John Kelly, P. Evan Lasky and Raymond Goshorn, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.001 par value common stock of Pak Mail Centers of America, Inc. (the "Company") at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of the Company, 3033 South Parker Road, Suite 1200, Aurora, Colorado 80014, on Thursday, June 24, 1999, at 9:00 a.m. Mountain Time, and at all adjournments thereof for the following purposes:

1.   Election of Directors.

     [  ] FOR THE DIRECTOR NOMINEES LISTED   [  ] WITHHOLD AUTHORITY TO VOTE FOR
          BELOW (EXCEPT AS MARKED TO THE          ALL NOMINEES LISTED BELOW
          CONTRARY BELOW)

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

           J. S. Corcoran                  John W. Grant
           F. Edward Gustafson             John E. Kelly
           William F. White

2.   Approval of the 1999 Incentive and Nonstatutory Employee Stock Option Plan.

     [  ] FOR                 [  ] AGAINST              [  ] ABSTAIN FROM VOTING

3. In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the Meeting.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING (1) FOR ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS; AND (2) TO APPROVE THE 1999 INCENTIVE AND NONSTATUTORY EMPLOYEE STOCK OPTION PLAN.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Shareholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and Annual Report to Shareholders furnished therewith.


                    Dated and Signed:

                                                                          , 1999
                    ------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.